CONSENT TO ASSIGNMENT OF GROUND LEASE

THIS CONSENT ASSIGNMENT OF GROUND LEASE ("Consent") is made and entered into as of this 4th day of November, 2005, by and among SECURED DIVERSIFIED INVESTMENT, LTD. as assignor ("Assignor"), and T-REX PARTNERS, LLC, a Nevada limited liability company ("Assignee"), and DICKINSON, L.L.C., a Michigan limited liability company ("Lessor").

RECITALS

A.
L&F Investments, L.L.C., a Michigan limited liability company, is the owner of that certain real property in the city of Dickinson, County of Stark, State of North Dakota that is the subject of that Ground Lease dated February 11, 2003 between L&F Investments, L.L.C. as lessor and Assignor as lessee ("Ground Lease").

B.	L&F Investments, L.L.C. assigned all of its right, title and interest as lessor of the Ground Lease to Lessor.

C.	Assignor and Assignee desire Lessor's consent to Assignor's assignment to Assignee of all of Assignor's right, title and interest as lessee of the Ground Lease ("Assignment").

AGREEMENT

Now, therefore, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

1.     Assignor's Covenants. Assignor hereby agrees:

a)
that it shall not be released from its obligations under the land lease, including all monetary obligations, if Assignee fails to perform the purchase of 1173 3rd Ave. West. Dickinson, North Dakota 58601 a.k.a T-Rex Plaza, between Secured Diversified Investment, LTD. and Glen Macleod by November 4th 2005

b)	that it has not failed to disclose to Landlord any information which, if known by Landlord, might provide grounds for Landlord to reasonably withhold its consent to the assignment.

2.     Assignee's Covenants Assignee hereby agrees:

a)	that it has accepted the assignment made under the Assignment of Ground Lease agreement executed between Assignor and Assignee and approved by Lessor in writing.

b)	to perform and be bound by all of the terms and conditions of the Ground Lease and any amendments.

c)	that its address for receipt of notices under the Ground Lease is:

Glen Macleod 4940 Campus Dr
Newport Beach, Ca. 92660

d)	that Landlord has not made any express or implied oral or written representations or promise that:

i) Assignee will enjoy financial success in operating any business on the premises

e)
that it has been provided with a copy of the Ground Lease, together with all amendments thereto, if any, and that it has read the Ground Lease and all amendments and fully understands its obligations as lessee under the Ground Lease.

3.
Landlord's Consent. For valuable consideration, including the Agreements (see attached), acknowledgements, and representations of Assignor and Assignee set forth above, Landlord hereby consents to Assignor's assignment to Assignee of all of Assignor's right, title and interest in the land lease upon and subject to the terms and conditions herein.

4.     Miscellaneous

a)
Attorneys' Fees. The provisions of the Ground Lease respecting attorneys' fees shall apply to this consent, or, if the lease does not contain an attorneys' fee clause, then if legal action shall be commenced to enforce or declare the effect of any provision of this consent or of the Ground Lease, the court as part of its judgment shall award reasonable attorneys' fees and costs to the prevailing party

b)
Authority to execute Agreement. Each individual executing this consent on behalf of a partnership or corporation represents that he or she is duly authorized to execute and deliver authority to landlord upon request by landlord.

IN WITNESS WHEREOF, Assignor, Assignee and Landlord have executed this consent as of the date first set forth above

SECURED DIVERSIFIED INVESTMENTS, ,LTD.

By: /s/ Jan Wallace
Jan Wallace
Its: CEO

T-REX PARTNERS, LLC

By: /s/ Glen Macleod
Glen Macleod
Its Managing Member
and
By:/s/ Aaron Reis
Its Managing Member

L&.F INVESTMENTS, LLC

By: ____________________
Jerry Kohen
Its: ______________

DICKINSON, LLC

By: /s/ Gary L. Vandenberg
Gary L. Vandenberg
Its: Manager

T-REX PARTNERS, LLC

By: ___________________
Glen Macleod
Its Managing Member
and
By:____________________
Its Managing Member

L&.F INVESTMENTS, LLC

By: /s/ Jerry Kohen
Jerry Kohen
Its: Property Manager

DICKINSON, LLC

By: _____________________
Gary L. Vandenberg
Its: Manager